Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Second Quarter 2017

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis from Continuing Operations	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	7

Non-Interest Income, Mortgage Income and Wealth Management Income	8

Non-Interest Expense	10

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	11

Statements of Discontinued Operations	13

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	14
Non-Accrual Loans (excludes loans held for sale), Adjusted Non-Accrual Loans and Select Ratios, Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	16
Early and Late Stage Delinquencies	18
Troubled Debt Restructurings	19

Consolidated Balance Sheets	20

Loans	21

Deposits	23

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	25

Forward-Looking Statements	26

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,011	$988	$978	$963	$973
Interest expense - taxable equivalent	89	85	79	82	78
Depreciation expense on operating lease assets	18	22	25	25	26
Net interest income and other financing income - taxable equivalent	904	881	874	856	869
Less: Taxable-equivalent adjustment	22	22	21	21	21
Net interest income and other financing income	882	859	853	835	848
Provision for loan losses	48	70	48	29	72
Net interest income and other financing income after provision for loan losses	834	789	805	806	776
Non-interest income	525	510	522	599	526
Non-interest expense	909	877	899	934	915
Income from continuing operations before income taxes	450	422	428	471	387
Income tax expense	133	128	134	152	115
Income from continuing operations	317	294	294	319	272
Income (loss) from discontinued operations before income taxes	(1)	11	1	2	5
Income tax expense (benefit)	—	4	—	1	2
Income (loss) from discontinued operations, net of tax	(1)	7	1	1	3
Net income	$316	$301	$295	$320	$275
Income from continuing operations available to common shareholders	$301	$278	$278	$303	$256
Net income available to common shareholders	$300	$285	$279	$304	$259

Earnings per common share from continuing operations - basic	$0.25	$0.23	$0.23	$0.24	$0.20
Earnings per common share from continuing operations - diluted	0.25	0.23	0.23	0.24	0.20
Earnings per common share - basic	0.25	0.24	0.23	0.24	0.20
Earnings per common share - diluted	0.25	0.23	0.23	0.24	0.20

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$80,127	$79,869	$80,095	$80,883	$81,702
Allowance for loan losses	(1,041)	(1,061)	(1,091)	(1,126)	(1,151)
Assets	124,657	124,545	125,968	125,177	126,212
Deposits	98,093	99,424	99,035	99,289	97,245
Long-term borrowings	6,765	6,010	7,763	6,054	8,968
Stockholders' equity	16,897	16,722	16,664	17,365	17,385
Average balances—Continuing Operations
Loans, net of unearned income	$80,110	$80,178	$80,589	$81,283	$81,960
Assets	123,843	124,810	124,827	125,829	125,412
Deposits	97,489	97,967	98,497	97,936	97,497
Long-term borrowings	6,748	7,462	7,084	8,235	8,523
Stockholders' equity	16,797	16,649	16,951	17,307	17,151

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Selected Ratios and Other Information

As of and for Quarter Ended
6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Return on average assets from continuing operations*	0.97%	0.90%	0.89%	0.96%	0.82%
Return on average common stockholders' equity*	7.53%	7.30%	6.90%	7.33%	6.37%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	10.91%	10.63%	9.96%	10.48%	9.15%
Efficiency ratio from continuing operations	63.6%	63.1%	64.4%	64.2%	65.6%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	63.2%	62.7%	63.2%	65.3%	64.0%
Common book value per share	$13.41	$13.20	$13.04	$13.38	$13.16
Tangible common book value per share (non-GAAP) (1)	$9.28	$9.08	$8.95	$9.38	$9.22
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	9.30%	9.15%	8.99%	9.64%	9.57%
Basel III common equity (2)	$11,613	$11,517	$11,481	$11,543	$11,507
Basel III common equity Tier 1 ratio (2)	11.4%	11.3%	11.2%	11.2%	11.0%
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP) (1)(2)	11.3%	11.2%	11.1%	11.0%	10.8%
Tier 1 capital ratio (2)	12.2%	12.1%	12.0%	11.9%	11.7%
Total risk-based capital ratio (2)	14.3%	14.3%	14.2%	14.1%	13.9%
Leverage ratio (2)	10.4%	10.2%	10.2%	10.2%	10.2%
Effective tax rate	29.5%	30.4%	31.2%	32.3%	29.7%
Allowance for loan losses as a percentage of loans, net of unearned income	1.30%	1.33%	1.36%	1.39%	1.41%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.27x	1.06	x	1.10x	1.04x	1.12x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP) (1)(4)	1.63x	1.35x	1.38x	1.23x	1.24x
Net interest margin (FTE) from continuing operations*	3.32%	3.25%	3.16%	3.06%	3.15%
Loans, net of unearned income, to total deposits	81.7%	80.3%	80.9%	81.5%	84.0%
Net charge-offs as a percentage of average loans*	0.34%	0.51%	0.41%	0.26%	0.35%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	1.03%	1.26%	1.24%	1.33%	1.25%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	1.14%	1.37%	1.37%	1.47%	1.40%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (3)	1.32%	1.57%	1.58%	1.69%	1.61%
Associate headcount—full-time equivalent	22,126	22,150	22,166	22,215	22,447
ATMs	1,899	1,921	1,906	1,969	1,957

Branch Statistics
Full service	1,426	1,455	1,460	1,522	1,520
Drive-through/transaction service only	66	68	67	75	79
Total branch outlets	1,492	1,523	1,527	1,597	1,599

*Annualized

(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 11, 12, 16, and 25.

(2)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 18 for amounts related to these loans.

(4)	Adjusted to exclude the allowance for loan losses and non-accrual loans related to the Direct Energy portfolio.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Interest income, including other financing income on:
Loans, including fees	$801	$773	$773	$763	$762
Securities—taxable	151	148	139	135	145
Loans held for sale	4	4	5	4	4
Trading account securities	—	2	1	—	1
Other earning assets	9	12	9	9	8
Operating lease assets	24	27	30	31	32
Total interest income, including other financing income	989	966	957	942	952
Interest expense on:
Deposits	37	35	31	31	28
Short-term borrowings	2	—	—	—	—
Long-term borrowings	50	50	48	51	50
Total interest expense	89	85	79	82	78
Depreciation expense on operating lease assets	18	22	25	25	26
Total interest expense and depreciation expense on operating lease assets	107	107	104	107	104
Net interest income and other financing income	882	859	853	835	848
Provision for loan losses	48	70	48	29	72
Net interest income and other financing income after provision for loan losses	834	789	805	806	776
Non-interest income:
Service charges on deposit accounts	169	168	173	166	166
Card and ATM fees	104	104	103	105	99
Investment management and trust fee income	57	56	57	54	52
Mortgage income	40	41	43	46	46
Securities gains (losses), net	1	—	5	—	6
Other	154	141	141	228	157
Total non-interest income	525	510	522	599	526
Non-interest expense:
Salaries and employee benefits	497	478	472	486	480
Net occupancy expense	86	85	89	87	86
Furniture and equipment expense	85	80	80	80	79
Other	241	234	258	281	270
Total non-interest expense	909	877	899	934	915
Income from continuing operations before income taxes	450	422	428	471	387
Income tax expense	133	128	134	152	115
Income from continuing operations	317	294	294	319	272
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(1)	11	1	2	5
Income tax expense (benefit)	—	4	—	1	2
Income (loss) from discontinued operations, net of tax	(1)	7	1	1	3
Net income	$316	301	$295	$320	$275
Net income from continuing operations available to common shareholders	$301	278	$278	$303	$256
Net income available to common shareholders	$300	285	$279	$304	$259
Weighted-average shares outstanding—during quarter:
Basic	1,202	1,209	1,224	1,246	1,265
Diluted	1,212	1,224	1,234	1,252	1,268
Actual shares outstanding—end of quarter	1,199	1,205	1,215	1,236	1,259
Earnings per common share from continuing operations:
Basic	$0.25	$0.23	$0.23	$0.24	$0.20
Diluted	$0.25	$0.23	$0.23	$0.24	$0.20
Earnings per common share:
Basic	$0.25	$0.24	$0.23	$0.24	$0.20
Diluted	$0.25	$0.23	$0.23	$0.24	$0.20
Cash dividends declared per common share	$0.07	$0.065	$0.065	$0.065	$0.065
Taxable-equivalent net interest income and other financing income from continuing operations	$904	$881	$874	$856	$869

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Six Months Ended June 30
($ amounts in millions, except per share data)	2017	2016
Interest income, including other financing income on:
Loans, including fees	$1,574	$1,530
Securities—taxable	299	292
Loans held for sale	8	7
Trading account securities	2	4
Other earning assets	21	18
Operating lease assets	51	64
Total interest income, including other financing income	1,955	1,915
Interest expense on:
Deposits	72	55
Short-term borrowings	2	—
Long-term borrowings	100	97
Total interest expense	174	152
Depreciation expense on operating lease assets	40	53
Total interest expense and depreciation expense on operating lease assets	214	205
Net interest income and other financing income	1,741	1,710
Provision for loan losses	118	185
Net interest income and other financing income after provision for loan losses	1,623	1,525
Non-interest income:
Service charges on deposit accounts	337	325
Card and ATM fees	208	194
Investment management and trust fee income	113	102
Mortgage income	81	84
Securities gains, net	1	1
Other	295	326
Total non-interest income	1,035	1,032
Non-interest expense:
Salaries and employee benefits	975	955
Net occupancy expense	171	172
Furniture and equipment expense	165	157
Other	475	500
Total non-interest expense	1,786	1,784
Income from continuing operations before income taxes	872	773
Income tax expense	261	228
Income from continuing operations	611	545
Discontinued operations:
Income (loss) from discontinued operations before income taxes	10	5
Income tax expense (benefit)	4	2
Income (loss) from discontinued operations, net of tax	6	3
Net income	$617	$548
Net income from continuing operations available to common shareholders	$579	$513
Net income available to common shareholders	$585	$516
Weighted-average shares outstanding—during year:
Basic	1,205	1,275
Diluted	1,218	1,279
Actual shares outstanding—end of period	1,199	1,259
Earnings per common share from continuing operations:
Basic	$0.48	$0.40
Diluted	$0.48	$0.40
Earnings per common share:
Basic	$0.49	$0.40
Diluted	$0.48	$0.40
Cash dividends declared per common share	$0.135	$0.125
Taxable-equivalent net interest income and other financing income from continuing operations	$1,785	$1,752

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	6/30/2017			3/31/2017
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	—%	$1	$—	—%
Trading account securities	150	—	—	124	2	6.28
Securities:
Taxable	25,269	151	2.40	25,069	148	2.40
Tax-exempt	—	—	—	1	—	—
Loans held for sale	509	4	3.43	541	4	2.99
Loans, net of unearned income:
Commercial and industrial	35,596	347	3.89	35,330	331	3.78
Commercial real estate mortgage—owner-occupied	6,562	72	4.37	6,793	70	4.11
Commercial real estate construction—owner-occupied	365	4	4.54	346	4	4.46
Commercial investor real estate mortgage	4,235	37	3.40	4,229	34	3.25
Commercial investor real estate construction	2,205	21	3.89	2,246	20	3.56
Residential first mortgage	13,637	131	3.84	13,469	129	3.82
Home equity	10,475	105	3.98	10,606	101	3.85
Indirect—vehicles	3,742	29	3.07	3,943	30	3.08
Indirect—other consumer	1,001	21	8.33	937	19	8.05
Consumer credit card	1,164	34	11.87	1,166	34	11.64
Other consumer	1,128	22	7.95	1,113	23	8.25
Total loans, net of unearned income	80,110	823	4.10	80,178	795	3.98
Investment in operating leases, net	631	6	2.88	679	5	3.24
Other earning assets	2,532	9	1.54	3,447	12	1.37
Total earning assets	109,202	993	3.63	110,040	966	3.53
Allowance for loan losses	(1,069)			(1,092)
Cash and due from banks	1,856			1,899
Other non-earning assets	13,854			13,963
	$123,843			$124,810
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,359	4	0.15	$8,050	3	0.17
Interest-bearing checking	19,272	8	0.19	19,915	8	0.15
Money market	26,712	10	0.15	27,226	9	0.14
Time deposits	7,005	15	0.87	7,148	15	0.83
Total interest-bearing deposits (1)	61,348	37	0.24	62,339	35	0.22
Other short-term borrowings	422	2	0.99	289	—	—
Long-term borrowings	6,748	50	2.97	7,462	50	2.68
Total interest-bearing liabilities	68,518	89	0.52	70,090	85	0.49
Non-interest-bearing deposits (1)	36,141	—	—	35,628	—	—
Total funding sources	104,659	89	0.34	105,718	85	0.32
Net interest spread			3.11			3.04
Other liabilities	2,387			2,443
Stockholders’ equity	16,797			16,649
	$123,843			$124,810
Net interest income and other financing income/margin FTE basis		$904	3.32%		$881	3.25%
_______

(1)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.15% and 0.14% for the quarters ended June 30, 2017 and March 31, 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations (continued)

	Quarter Ended
	12/31/2016			9/30/2016			6/30/2016
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$1	$—	—%	$—	$—	—%	$3	$—	—%
Trading account securities	120	1	1.72	117	—	—	114	1	0.99
Securities:
Taxable	25,086	139	2.22	24,929	135	2.15	24,682	145	2.36
Tax-exempt	1	—	—	1	—	—	1	—	—
Loans held for sale	563	5	3.22	531	4	3.38	458	4	3.45
Loans, net of unearned income:
Commercial and industrial	35,149	326	3.67	35,733	315	3.50	36,493	316	3.47
Commercial real estate mortgage—owner-occupied	6,963	78	4.33	7,106	81	4.49	7,311	87	4.74
Commercial real estate construction—owner-occupied	356	3	4.34	345	4	4.29	348	4	4.46
Commercial investor real estate mortgage	4,231	36	3.31	4,444	35	3.06	4,399	33	3.00
Commercial investor real estate construction	2,441	22	3.27	2,535	20	3.15	2,591	20	3.12
Residential first mortgage	13,485	128	3.83	13,249	128	3.85	12,990	126	3.87
Home equity	10,711	99	3.69	10,775	99	3.68	10,869	99	3.65
Indirect—vehicles	4,096	29	2.82	4,113	32	3.09	4,149	33	3.15
Indirect—other consumer	889	17	7.82	779	14	7.31	686	12	6.86
Consumer credit card	1,146	33	11.42	1,110	33	11.64	1,066	31	11.72
Other consumer	1,122	23	8.33	1,094	23	8.29	1,058	22	8.31
Total loans, net of unearned income	80,589	794	3.91	81,283	784	3.82	81,960	783	3.82
Investment in operating leases, net	721	5	3.05	761	6	2.85	792	6	2.81
Other earning assets	3,108	9	1.24	3,751	9	0.93	2,970	8	1.10
Total earning assets	110,189	953	3.44	111,373	938	3.34	110,980	947	3.41
Allowance for loan losses	(1,132)			(1,156)			(1,158)
Cash and due from banks	1,915			1,879			1,792
Other non-earning assets	13,855			13,733			13,798
	$124,827			$125,829			$125,412
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$7,811	3	0.13	$7,779	3	0.14	$7,794	2	0.14
Interest-bearing checking	19,769	5	0.11	20,267	5	0.10	20,760	5	0.09
Money market	27,254	8	0.12	26,974	9	0.12	26,585	7	0.11
Time deposits	7,505	15	0.79	7,447	14	0.79	7,338	14	0.73
Total interest-bearing deposits (1)	62,339	31	0.20	62,467	31	0.19	62,477	28	0.18
Other short-term borrowings	—	—	—	1	—	—	—	—	—
Long-term borrowings	7,084	48	2.70	8,235	51	2.43	8,523	50	2.33
Total interest-bearing liabilities	69,423	79	0.45	70,703	82	0.46	71,000	78	0.44
Non-interest-bearing deposits (1)	36,158	—	—	35,469	—	—	35,020	—	—
Total funding sources	105,581	79	0.30	106,172	82	0.30	106,020	78	0.29
Net interest spread			2.99			2.88			2.97
Other liabilities	2,295			2,350			2,241
Stockholders’ equity	16,951			17,307			17,151
	$124,827			$125,829			$125,412
Net interest income and other financing income/margin FTE basis		$874	3.16%		$856	3.06%		$869	3.15%
_______

(1)
Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.13% for quarter ended December 31, 2016 and 0.12% for both quarters ended September 30, 2016 and June 30, 2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Net income from continuing operations available to common shareholders (GAAP)	$301	$278	$278	$303	$256	$23	8.3%	$45	17.6%
Preferred dividends (GAAP)	16	16	16	16	16	—	NM	—	NM
Income tax expense (GAAP)	133	128	134	152	115	5	3.9%	18	15.7%
Income from continuing operations before income taxes (GAAP)	450	422	428	471	387	28	6.6%	63	16.3%
Provision for loan losses (GAAP)	48	70	48	29	72	(22)	(31.4)%	(24)	(33.3)%
Pre-tax pre-provision income from continuing operations (non-GAAP)	498	492	476	500	459	6	1.2%	39	8.5%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	(5)	—	(5)	—	—	(5)	NM	(5)	NM
Securities (gains) losses, net	(1)	—	(5)	—	(6)	(1)	NM	5	(83.3)%
Insurance proceeds (2)	—	—	—	(47)	—	—	NM	—	NM
Leveraged lease termination gains, net (3)	—	—	—	(8)	—	—	NM	—	NM
Salaries and employee benefits—severance charges	3	4	5	3	1	(1)	(25.0)%	2	200.0%
Professional, legal and regulatory expenses (4)	—	—	—	—	3	—	NM	(3)	(100.0)%
Branch consolidation, property and equipment charges	7	1	17	5	22	6	NM	(15)	(68.2)%
Loss on early extinguishment of debt	—	—	—	14	—	—	NM	—	NM
Total other adjustments	4	5	12	(33)	20	(1)	(20.0)%	(16)	(80.0)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$502	$497	$488	$467	$479	$5	1.0%	$23	4.8%

NM - Not Meaningful
(1) Gain on sale of affordable housing residential mortgage loans in the fourth quarter of 2016 was due to the decision to sell approximately $171 million of loans to Freddie Mac. Approximately $91 million were sold with recourse, resulting in a deferred gain of $5 million, which was recognized during the second quarter of 2017.
(2) Insurance proceeds recognized in the third quarter of 2016 are related to the previously disclosed settlement with the Department of Housing and Urban Development.
(3) The impact of the leveraged lease termination gains, net in the third quarter of 2016 was fully offset by increased tax expense.
(4) Regions recorded $3 million of contingent legal and regulatory accruals during the second quarter of 2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Service charges on deposit accounts	$169	$168	$173	$166	$166	$1	0.6%	$3	1.8%
Card and ATM fees	104	104	103	105	99	—	NM	5	5.1%
Investment management and trust fee income	57	56	57	54	52	1	1.8%	5	9.6%
Mortgage income	40	41	43	46	46	(1)	(2.4)%	(6)	(13.0)%
Capital markets fee income and other (1)	38	32	31	42	38	6	18.8%	—	NM
Insurance commissions and fees	36	37	34	38	36	(1)	(2.7)%	—	NM
Bank-owned life insurance	22	19	20	22	20	3	15.8%	2	10.0%
Commercial credit fee income	18	18	19	17	18	—	NM	—	NM
Investment services fee income	15	16	12	15	15	(1)	(6.3)%	—	NM
Insurance proceeds	—	—	—	47	—	—	NM	—	NM
Securities gains (losses), net	1	—	5	—	6	1	NM	(5)	(83.3)%
Market value adjustments on employee benefit assets	2	5	3	4	8	(3)	(60.0)%	(6)	(75.0)%
Other	23	14	22	43	22	9	64.3%	1	4.5%
Total non-interest income from continuing operations	$525	$510	$522	$599	$526	$15	2.9%	$(1)	(0.2)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Production and sales	$27	$26	$27	$37	$32	$1	3.8%	$(5)	(15.6)%
Loan servicing	24	23	23	21	22	1	4.3%	2	9.1%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(7)	4	64	(2)	(22)	(11)	(275.0)%	15	(68.2)%
MSRs hedge gain (loss)	7	(2)	(59)	—	24	9	(450.0)%	(17)	(70.8)%
MSRs change due to payment decay	(11)	(10)	(12)	(10)	(10)	(1)	10.0%	(1)	10.0%
MSR and related hedge impact	(11)	(8)	(7)	(12)	(8)	(3)	37.5%	(3)	37.5%
Total mortgage income	$40	$41	$43	$46	$46	$(1)	(2.4)%	$(6)	(13.0)%

Mortgage production - purchased	$1,155	$819	$911	$1,112	$1,235	$336	41.0%	$(80)	(6.5)%
Mortgage production - refinanced	292	335	627	550	421	(43)	(12.8)%	(129)	(30.6)%
Total mortgage production (2)	$1,447	$1,154	$1,538	$1,662	$1,656	$293	25.4%	$(209)	(12.6)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Investment management and trust fee income	$57	$56	$57	$54	$52	$1	1.8%	$5	9.6%
Insurance commissions and fees	36	37	34	38	36	(1)	(2.7)%	—	NM
Investment services fee income	15	16	12	15	15	(1)	(6.3)%	—	NM
Total wealth management income (3)	$108	$109	$103	$107	$103	$(1)	(0.9)%	$5	4.9%
_________
NM - Not Meaningful

(1)
Capital markets fee income and other primarily relates to capital raising activities that includes securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Selected Non-Interest Income Variance Analysis

•
Capital markets fee income and other increased in the second quarter of 2017 as compared to the first quarter of 2017 due primarily to fees generated by the placement of permanent financing for real estate customers and merger and acquisition advisory services.

•
Other non-interest income increased in the second quarter of 2017 as compared to the first quarter of 2017 due primarily to the recognition of a $5 million deferred gain associated with the sale of affordable housing residential mortgage loans during the fourth quarter of 2016. During the second and first quarters of 2017 other non-interest income included operating lease impairment charges of $7 million and $5 million, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Non-Interest Income

	Six Months Ended		Year-to-Date Change 6/30/17 vs. 6/30/16
($ amounts in millions)	6/30/2017	6/30/2016	Amount	Percent
Service charges on deposit accounts	$337	$325	$12	3.7%
Card and ATM fees	208	194	14	7.2%
Investment management and trust fee income	113	102	11	10.8%
Mortgage income	81	84	(3)	(3.6)%
Capital markets fee income and other (1)	70	79	(9)	(11.4)%
Insurance commissions and fees	73	76	(3)	(3.9)%
Bank-owned life insurance	41	53	(12)	(22.6)%
Commercial credit fee income	36	37	(1)	(2.7)%
Investment services fee income	31	31	—	NM
Insurance proceeds	—	3	(3)	(100.0)%
Securities gains (losses), net	1	1	—	NM
Market value adjustments on employee benefit assets	7	(4)	11	(275.0)%
Other	37	51	(14)	(27.5)%
Total non-interest income from continuing operations	$1,035	$1,032	$3	0.3%

Mortgage Income

	Six Months Ended		Year-to-Date Change 6/30/17 vs. 6/30/16
($ amounts in millions)	6/30/2017	6/30/2016	Amount	Percent
Production and sales	$53	$59	$(6)	(10.2)%
Loan servicing	47	42	5	11.9%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(3)	(58)	55	(94.8)%
MSRs hedge gain (loss)	5	59	(54)	(91.5)%
MSRs change due to payment decay	(21)	(18)	(3)	16.7%
MSR and related hedge impact	(19)	(17)	(2)	11.8%
Total mortgage income	$81	$84	$(3)	(3.6)%

Mortgage production - purchased	$1,974	$1,991	$(17)	(0.9)%
Mortgage production - refinanced	627	776	(149)	(19.2)%
Total mortgage production (2)	$2,601	$2,767	$(166)	(6.0)%

Wealth Management Income

	Six Months Ended		Year-to-Date Change 6/30/17 vs. 6/30/16
($ amounts in millions)	6/30/2017	6/30/2016	Amount	Percent
Investment management and trust fee income	$113	$102	$11	10.8%
Insurance commissions and fees	73	76	(3)	(3.9)%
Investment services fee income	31	31	—	NM
Total wealth management income (3)	$217	$209	$8	3.8%
_________
NM - Not Meaningful

(1)
Capital markets fee income and other primarily relates to capital raising activities that includes securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and advisory services.

(2)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Non-Interest Expense

	Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Salaries and employee benefits	$497	$478	$472	$486	$480	$19	4.0%	$17	3.5%
Net occupancy expense	86	85	89	87	86	1	1.2%	—	NM
Furniture and equipment expense	85	80	80	80	79	5	6.3%	6	7.6%
Outside services	43	40	41	38	39	3	7.5%	4	10.3%
Marketing	22	24	23	25	28	(2)	(8.3)%	(6)	(21.4)%
FDIC insurance assessments	26	27	28	29	17	(1)	(3.7)%	9	52.9%
Professional, legal and regulatory expenses	28	22	26	29	21	6	27.3%	7	33.3%
Branch consolidation, property and equipment charges	7	1	17	5	22	6	600.0%	(15)	(68.2)%
Credit/checkcard expenses	12	14	14	14	14	(2)	(14.3)%	(2)	(14.3)%
Provision (credit) for unfunded credit losses	(3)	1	(3)	8	11	(4)	(400.0)%	(14)	(127.3)%
Visa class B shares expense	1	3	—	11	2	(2)	(66.7)%	(1)	(50.0)%
Loss on early extinguishment of debt	—	—	—	14	—	—	NM	—	NM
Other	105	102	112	108	116	3	2.9%	(11)	(9.5)%
Total non-interest expense from continuing operations	$909	$877	$899	$934	$915	$32	3.6%	$(6)	(0.7)%

	Six Months Ended		Year-to-Date Change 6/30/17 vs. 6/30/16
($ amounts in millions)	6/30/2017	6/30/2016	Amount	Percent
Salaries and employee benefits	$975	$955	$20	2.1%
Net occupancy expense	171	172	(1)	(0.6)%
Furniture and equipment expense	165	157	8	5.1%
Outside services	83	75	8	10.7%
Marketing	46	53	(7)	(13.2)%
FDIC insurance assessments	53	42	11	26.2%
Professional, legal and regulatory expenses	50	34	16	47.1%
Branch consolidation, property and equipment charges	8	36	(28)	(77.8)%
Credit/checkcard expenses	26	27	(1)	(3.7)%
Provision (credit) for unfunded credit losses	(2)	12	(14)	(116.7)%
Visa class B shares expense	4	4	—	NM
Other	207	217	(10)	(4.6)%
Total non-interest expense from continuing operations	$1,786	$1,784	$2	0.1%
_________
NM - Not Meaningful

Selected Non-Interest Expense Variance Analysis

•
Salaries and employee benefits increased in the second quarter of 2017 as compared to the first quarter of 2017, due primarily to a pension settlement charge, increases for production-based incentives and merit, partially offset by lower payroll taxes.

•
Furniture and equipment expense increased in the second quarter of 2017 as compared to the first quarter of 2017, as a result of certain capital investment projects that included enhancement of the online banking platform and other technology initiatives.

•	Professional, legal and regulatory expenses increased in the second quarter of 2017 as compared to the first quarter of 2017, due primarily to legal settlement expenses.

•
Visa class B share expense is associated with shares sold in a prior year. The Visa class B shares have restrictions tied to finalization of certain covered litigation. Changes in the status of that litigation drove the expenses for both quarters of 2017.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Return Ratios
The table below and on the following page present computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

The table on the following page also provides a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	2Q17 vs. 1Q17		2Q17 vs. 2Q16
ADJUSTED EFFICIENCY AND FEE INCOME RATIOS, ADJUSTED NON-INTEREST INCOME/EXPENSE-CONTINUING OPERATIONS
Non-interest expense (GAAP)	A	$909	$877	$899	$934	$915	$32	3.6%	$(6)	(0.7)%
Adjustments:
Professional, legal and regulatory expenses (1)		—	—	—	—	(3)	—	NM	3	(100.0)%
Branch consolidation, property and equipment charges		(7)	(1)	(17)	(5)	(22)	(6)	NM	15	(68.2)%
Loss on early extinguishment of debt		—	—	—	(14)	—	—	NM	—	NM
Salary and employee benefits—severance charges		(3)	(4)	(5)	(3)	(1)	1	(25.0)%	(2)	200.0%
Adjusted non-interest expense (non-GAAP)	B	$899	$872	$877	$912	$889	$27	3.1%	$10	1.1%
Net interest income and other financing income (GAAP)		$882	$859	$853	$835	$848	$23	2.7%	$34	4.0%
Taxable-equivalent adjustment		22	22	21	21	21	—	NM	1	4.8%
Net interest income and other financing income, taxable-equivalent basis	C	$904	$881	$874	$856	$869	$23	2.6%	$35	4.0%
Non-interest income (GAAP)	D	$525	$510	$522	$599	$526	$15	2.9%	$(1)	(0.2)%
Adjustments:
Securities (gains) losses, net		(1)	—	(5)	—	(6)	(1)	NM	5	(83.3)%
Insurance proceeds (1)		—	—	—	(47)	—	—	NM	—	NM
Leveraged lease termination gains, net (1)		—	—	—	(8)	—	—	NM	—	NM
Gain on sale of affordable housing residential mortgage loans (1)		(5)	—	(5)	—	—	(5)	NM	(5)	NM
Adjusted non-interest income (non-GAAP)	E	$519	$510	$512	$544	$520	$9	1.8%	$(1)	(0.2)%
Total revenue, taxable-equivalent basis	C+D=F	$1,429	$1,391	$1,396	$1,455	$1,395	$38	2.7%	$34	2.4%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	C+E=G	$1,423	$1,391	$1,386	$1,400	$1,389	$32	2.3%	$34	2.4%
Efficiency ratio (GAAP)	A/F	63.6%	63.1%	64.4%	64.2%	65.6%
Adjusted efficiency ratio (non-GAAP)	B/G	63.2%	62.7%	63.2%	65.3%	64.0%
Fee income ratio (GAAP)	D/F	36.8%	36.7%	37.4%	41.2%	37.7%
Adjusted fee income ratio (non-GAAP)	E/G	36.5%	36.6%	36.9%	38.8%	37.5%
________
NM - Not Meaningful

(1)	See page 7 for additional information regarding these adjustments.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, Adjusted Operating Leverage Ratios, and Return Ratios (continued)

		Six Months Ended June 30
($ amounts in millions)		2017	2016	2017 vs. 2016
ADJUSTED EFFICIENCY, FEE INCOME AND OPERATING LEVERAGE RATIOS, ADJUSTED NON-INTEREST INCOME/EXPENSE- CONTINUING OPERATIONS
Non-interest expense (GAAP)	H	$1,786	$1,784	$2	0.1%
Adjustments:
Professional, legal and regulatory expenses (1)		—	(3)	3	(100.0)%
Branch consolidation, property and equipment charges		(8)	(36)	28	(77.8)%
Salary and employee benefits—severance charges		(7)	(13)	6	(46.2)%
Adjusted non-interest expense (non-GAAP)	I	$1,771	$1,732	$39	2.3%
Net interest income and other financing income (GAAP)		$1,741	$1,710	$31	1.8%
Taxable-equivalent adjustment		44	42	2	4.8%
Net interest income and other financing income, taxable-equivalent basis	J	$1,785	$1,752	$33	1.9%
Non-interest income (GAAP)	K	$1,035	$1,032	$3	0.3%
Adjustments:
Securities (gains) losses, net		(1)	(1)	—	NM
Insurance proceeds (2)		—	(3)	3	(100.0)%
Gain on sale of affordable housing residential mortgage loans (1)		(5)	—	(5)	NM
Adjusted non-interest income (non-GAAP)	L	$1,029	$1,028	$1	0.1%
Total revenue, taxable-equivalent basis	J+K=M	$2,820	$2,784	$36	1.3%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	J+L=N	$2,814	$2,780	$34	1.2%
Operating leverage ratio (GAAP)	M-H				1.2%
Adjusted operating leverage ratio (non-GAAP)	N-I				(1.1)%
Efficiency ratio (GAAP)	H/M	63.3%	64.1%
Adjusted efficiency ratio (non-GAAP)	I/N	63.0%	62.3%
Fee income ratio (GAAP)	K/M	36.7%	37.1%
Adjusted fee income ratio (non-GAAP)	L/N	36.6%	37.0%
________
NM - Not Meaningful

(1)	See page 7 for additional information regarding these adjustments.

(2)	Insurance proceeds recognized in the first six months of 2016 are related to the settlement of the previously disclosed 2010 class-action lawsuit.

		Quarter Ended
($ amounts in millions)		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	H	$300	$285	$279	$304	$259
Average stockholders' equity (GAAP)		$16,803	$16,650	$16,955	$17,311	$17,151
Less:
Average intangible assets (GAAP)		5,108	5,119	5,127	5,116	5,124
Average deferred tax liability related to intangibles (GAAP)		(156)	(156)	(158)	(161)	(163)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	I	$11,031	$10,867	$11,166	$11,536	$11,370
Return on average tangible common stockholders' equity (non-GAAP)*	H/I	10.91%	10.63%	9.96%	10.48%	9.15%
________
*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Statements of Discontinued Operations (unaudited)
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities sold are reported as discontinued operations. The following tables represents the unaudited condensed results for discontinued operations.

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Non-interest expense:
Professional and legal expenses/(recoveries)	$—	$(11)	$(1)	$(2)	$(5)
Other	1	—	—	—	—
Total non-interest expense	1	(11)	(1)	(2)	(5)
Income (loss) from discontinued operations before income tax	(1)	11	1	2	5
Income tax expense (benefit)	—	4	—	1	2
Income (loss) from discontinued operations, net of tax	$(1)	$7	$1	$1	$3
Weighted-average shares outstanding—during quarter (1):
Basic	1,202	1,209	1,224	1,246	1,265
Diluted	1,202	1,224	1,234	1,252	1,268
Earnings (loss) per common share from discontinued operations:
Basic	$(0.00)	$0.01	$0.00	$0.00	$0.00
Diluted	$(0.00)	$0.01	$0.00	$0.00	$0.00

_________

(1)	In a period where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Components:
Allowance for loan losses (ALL)	$1,041	$1,061	$1,091	$1,126	$1,151
Reserve for unfunded credit commitments	67	70	69	72	64
Allowance for credit losses (ACL)	$1,108	$1,131	$1,160	$1,198	$1,215

Provision for loan losses	$48	$70	$48	$29	$72
Provision (credit) for unfunded credit losses	(3)	1	(3)	8	11

Loans charged-off:
Commercial and industrial	$36	$47	$38	$25	$34
Commercial real estate mortgage—owner-occupied	2	11	3	6	8
Total commercial	38	58	41	31	42
Commercial investor real estate mortgage	1	1	—	1	1
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	1	1	—	1	1
Residential first mortgage	3	3	4	4	3
Home equity—first lien	4	3	5	2	6
Home equity—second lien	5	6	6	8	9
Indirect—vehicles	11	15	15	13	10
Indirect—other consumer	5	6	5	4	3
Consumer credit card	14	13	12	11	9
Other consumer	18	19	22	20	15
Total consumer	60	65	69	62	55
Total	99	124	110	94	98

Recoveries of loans previously charged-off:
Commercial and industrial	8	5	7	15	5
Commercial real estate mortgage—owner-occupied	3	1	2	4	3
Total commercial	11	6	9	19	8
Commercial investor real estate mortgage	4	2	2	4	1
Commercial investor real estate construction	1	—	1	1	—
Total investor real estate	5	2	3	5	1
Residential first mortgage	1	1	1	—	1
Home equity—first lien	2	2	2	1	4
Home equity—second lien	3	3	3	6	4
Indirect—vehicles	5	5	4	5	4
Indirect—other consumer	—	—	1	—	—
Consumer credit card	2	1	2	1	2
Other consumer	2	4	2	3	2
Total consumer	15	16	15	16	17
Total	31	24	27	40	26

Net loans charged-off:
Commercial and industrial	28	42	31	10	29
Commercial real estate mortgage—owner-occupied	(1)	10	1	2	5
Total commercial	27	52	32	12	34
Commercial investor real estate mortgage	(3)	(1)	(2)	(3)	—
Commercial investor real estate construction	(1)	—	(1)	(1)	—
Total investor real estate	(4)	(1)	(3)	(4)	—
Residential first mortgage	2	2	3	4	2
Home equity—first lien	2	1	3	1	2
Home equity—second lien	2	3	3	2	5
Indirect—vehicles	6	10	11	8	6
Indirect—other consumer	5	6	4	4	3
Consumer credit card	12	12	10	10	7
Other consumer	16	15	20	17	13
Total consumer	45	49	54	46	38
Total	$68	$100	$83	$54	$72

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Credit Quality (continued)

As of and for Quarter Ended
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.31%	0.48%	0.34%	0.11%	0.32%
Commercial real estate mortgage—owner-occupied	(0.03)%	0.59%	0.10%	0.14%	0.22%
Commercial real estate construction—owner-occupied	(0.17)%	(0.14)%	(0.03)%	(0.19)%	0.19%
Total commercial	0.25%	0.49%	0.30%	0.11%	0.31%
Commercial investor real estate mortgage	(0.30)%	(0.07)%	(0.16)%	(0.33)%	(0.02)%
Commercial investor real estate construction	(0.17)%	(0.02)%	(0.12)%	(0.12)%	(0.07)%
Total investor real estate	(0.26)%	(0.05)%	(0.15)%	(0.25)%	(0.04)%
Residential first mortgage	0.06%	0.08%	0.10%	0.11%	0.04%
Home equity—first lien	0.11%	0.08%	0.15%	0.04%	0.14%
Home equity—second lien	0.26%	0.31%	0.34%	0.24%	0.45%
Indirect—vehicles	0.71%	1.01%	0.94%	0.86%	0.59%
Indirect—other consumer	2.00%	2.43%	2.16%	1.97%	1.86%
Consumer credit card	4.20%	3.93%	3.61%	3.23%	3.00%
Other consumer	5.39%	5.69%	6.90%	6.52%	4.99%
Total consumer	0.58%	0.64%	0.68%	0.59%	0.51%
Total	0.34%	0.51%	0.41%	0.26%	0.35%
Non-accrual loans, excluding loans held for sale	$823	$1,004	$995	$1,078	$1,025
Non-performing loans held for sale	8	8	13	15	31
Non-accrual loans, including loans held for sale	831	1,012	1,008	1,093	1,056
Foreclosed properties	81	81	90	95	89
Non-performing assets (NPAs)	$912	$1,093	$1,098	$1,188	$1,145
Loans past due > 90 days (1)	$146	$164	$170	$178	$174
Accruing restructured loans not included in categories above (2)	$1,141	$1,036	$1,010	$1,023	$1,051
Credit Ratios:
ACL/Loans, net	1.38%	1.42%	1.45%	1.48%	1.49%
ALL/Loans, net	1.30%	1.33%	1.36%	1.39%	1.41%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.27	x	1.06x	1.10x	1.04x	1.12x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP) (3)	1.63x	1.35x	1.38x	1.23x	1.24x
Non-accrual loans, excluding loans held for sale/Loans, net	1.03%	1.26%	1.24%	1.33%	1.25%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	1.14%	1.37%	1.37%	1.47%	1.40%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	1.32%	1.57%	1.58%	1.69%	1.61%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 18 for amounts related to these loans.

(2)	See page 19 for detail of restructured loans.

(3)	See reconciliation of GAAP to non-GAAP Financial Measures on page 16.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

 Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	6/30/2017		3/31/2017		12/31/2016		9/30/2016		6/30/2016
Commercial and industrial	$540	1.51%	$666	1.89%	$623	1.78%	$693	1.96%	$596	1.65%
Commercial real estate mortgage—owner-occupied	148	2.30%	186	2.80%	210	3.06%	221	3.15%	240	3.34%
Commercial real estate construction—owner-occupied	3	0.72%	4	1.08%	3	0.92%	3	0.90%	3	0.91%
Total commercial	691	1.63%	856	2.03%	836	1.98%	917	2.14%	839	1.92%
Commercial investor real estate mortgage	12	0.30%	17	0.39%	17	0.42%	18	0.43%	33	0.77%
Commercial investor real estate construction	—	—%	—	—%	—	—%	1	0.04%	—	—%
Total investor real estate	12	—%	17	0.26%	17	0.27%	19	0.28%	33	0.48%
Residential first mortgage	46	0.33%	50	0.37%	50	0.38%	50	0.38%	52	0.40%
Home equity	73	0.70%	81	0.77%	92	0.86%	92	0.85%	101	0.93%
Indirect - vehicles	1	0.02%	—	—%	—	—%	—	—%	—	—%
Total consumer	120	—%	131	0.42%	142	0.45%	142	0.45%	153	0.49%
Total non-accrual loans	$823	1.03%	$1,004	1.26%	$995	1.24%	$1,078	1.33%	$1,025	1.25%

Adjusted Non-Accrual Loans and Select Ratios (non-GAAP)
The table below presents computations of the adjusted allowance for loan losses to non-performing loans, excluding loans held for sale ratio (non-GAAP), generally calculated as adjusted allowance for loan losses divided by adjusted total non-accrual loans, excluding loans held for sale. The allowance for loan losses (GAAP) is presented excluding the portion of the allowance related to direct energy loans to arrive at the adjusted allowance for loan losses (non-GAAP). Total non-accrual loans (GAAP) is presented excluding direct energy non-accrual loans to arrive at adjusted total non-accrual loans, excluding loans held for sale (non-GAAP), which is the denominator for the allowance for loan losses to non-accrual loans ratio. Management believes that excluding the portion of the allowance for loan losses related to direct energy loans and the direct energy non-accrual loans will assist investors in analyzing the Company's credit quality performance absent the volatility that has been experienced by energy businesses. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, are not audited, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

		As of
($ amounts in millions)		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Allowance for loan losses (GAAP)	A	$1,041	$1,061	$1,091	$1,126	$1,151
Less: Direct energy portion		136	123	147	176	226
Adjusted allowance for loan losses (non-GAAP)	B	$905	$938	$944	$950	$925

Total non-accrual loans (GAAP)	C	$823	$1,004	$995	$1,078	$1,025
Less: Direct energy non-accrual loans		267	310	311	305	280
Adjusted total non-accrual loans (non-GAAP)	D	$556	$694	$684	$773	$745
Allowance for loan losses to non-performing loans, excluding loans held for sale (GAAP)	A/C	1.27x	1.06x	1.10x	1.04x	1.12x
Adjusted allowance for loan losses to non-performing loans, excluding loans held for sale (non-GAAP)	B/D	1.63x	1.35x	1.38x	1.23x	1.24x

Criticized and Classified Loans—Business Services (1)

	As of
						6/30/2017		6/30/2017
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	vs. 3/31/2017		vs. 6/30/2016
Accruing classified	$1,415	$1,522	$1,553	$1,477	$1,596	$(107)	(7.0)%	$(181)	(11.3)%
Non-accruing classified	703	873	853	936	872	(170)	(19.5)%	(169)	(19.4)%
Total classified	2,118	2,395	2,406	2,413	2,468	(277)	(11.6)%	(350)	(14.2)%

Special mention	1,162	1,143	1,206	1,329	1,196	19	1.7%	(34)	(2.8)%
Total criticized	$3,280	$3,538	$3,612	$3,742	$3,664	$(258)	(7.3)%	$(384)	(10.5)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 6/30/2017
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2017	$4	0.06%	$9	0.13%	$13
2018	9	0.13%	16	0.23%	25
2019	69	1.00%	60	0.88%	129
2020	143	2.09%	111	1.63%	254
2021	170	2.48%	148	2.16%	318
2022-2026	1,546	22.58%	1,623	23.70%	3,169
2027-2031	1,560	22.78%	1,379	20.14%	2,939
Thereafter	—	—%	1	0.01%	1
Total	$3,501	51.12%	$3,347	48.88%	$6,848

(2)
The balance of Regions' home equity portfolio was $10,419 million at June 30, 2017 consisting of $6,848 million of home equity lines of credit and $3,571 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	6/30/2017		3/31/2017		12/31/2016		9/30/2016		6/30/2016
Commercial and industrial	$23	0.06%	$20	0.06%	$70	0.20%	$21	0.06%	$38	0.11%
Commercial real estate mortgage—owner-occupied	31	0.47%	24	0.36%	36	0.52%	59	0.84%	27	0.38%
Commercial real estate construction—owner-occupied	1	0.18%	—	0.01%	1	0.39%	2	0.61%	1	0.09%
Total commercial	55	0.13%	44	0.10%	107	0.25%	82	0.19%	66	0.15%
Commercial investor real estate mortgage	17	0.42%	11	0.25%	14	0.33%	6	0.14%	27	0.63%
Commercial investor real estate construction	—	0.01%	32	1.46%	—	—%	—	—%	—	0.01%
Total investor real estate	17	0.28%	43	0.66%	14	0.21%	6	0.09%	27	0.39%
Residential first mortgage—non-guaranteed (1)	105	0.77%	108	0.82%	128	0.98%	116	0.89%	120	0.94%
Home equity	76	0.73%	72	0.68%	82	0.77%	79	0.74%	74	0.69%
Indirect—vehicles	54	1.47%	51	1.33%	70	1.73%	57	1.41%	55	1.33%
Indirect—other consumer	9	0.78%	6	0.62%	8	0.87%	5	0.62%	5	0.60%
Consumer credit card	14	1.20%	15	1.27%	16	1.29%	15	1.28%	12	1.06%
Other consumer	14	1.21%	13	1.16%	18	1.64%	19	1.56%	17	1.53%
Total consumer (1)	272	0.87%	265	0.86%	322	1.04%	291	0.94%	283	0.92%
Total accruing 30-89 days past due loans (1)	$344	0.43%	$352	0.44%	$443	0.56%	$379	0.47%	$376	0.46%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	6/30/2017		3/31/2017		12/31/2016		9/30/2016		6/30/2016
Commercial and industrial	$4	0.01%	$5	0.01%	$6	0.02%	$5	0.01%	$6	0.02%
Commercial real estate mortgage—owner-occupied	2	0.03%	5	0.08%	2	0.04%	3	0.04%	3	0.05%
Total commercial	6	0.01%	10	0.02%	8	0.02%	8	0.02%	9	0.02%
Commercial investor real estate mortgage	—	—%	—	—%	—	0.01%	—	0.01%	3	0.08%
Total investor real estate	—	—%	—	—%	—	—%	—	—%	3	0.05%
Residential first mortgage—non-guaranteed (2)	84	0.61%	95	0.72%	99	0.76%	106	0.81%	104	0.82%
Home equity	30	0.28%	32	0.30%	33	0.31%	39	0.36%	34	0.31%
Indirect—vehicles	8	0.22%	8	0.21%	10	0.25%	9	0.22%	8	0.20%
Consumer credit card	15	1.25%	15	1.30%	15	1.24%	13	1.18%	13	1.13%
Other consumer	3	0.30%	4	0.41%	5	0.41%	3	0.32%	3	0.31%
Total consumer (2)	140	0.45%	154	0.50%	162	0.52%	170	0.55%	162	0.53%
Total accruing 90+ days past due loans (2)	$146	0.18%	$164	0.21%	$170	0.21%	$178	0.22%	$174	0.21%

Total delinquencies (1) (2)	$490	0.61%	$516	0.65%	$613	0.77%	$557	0.69%	$550	0.68%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $33 million at 6/30/2017, $29 million at 3/31/2017, $34 million at 12/31/2016, $29 million at 9/30/2016, and $28 million at 6/30/2016.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $85 million at 6/30/2017, $100 million at 3/31/2017, $113 million at 12/31/2016, $99 million at 9/30/2016, and $95 million at 6/30/2016.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Current:
Commercial	$348	$250	$230	$205	$206
Investor real estate	96	68	86	118	100
Residential first mortgage	342	334	325	329	343
Home equity	257	266	272	280	291
Consumer credit card	1	2	2	2	2
Other consumer	9	10	10	10	11
Total current	1,053	930	925	944	953
Accruing 30-89 DPD:
Commercial	18	3	11	6	8
Investor real estate	12	41	4	2	22
Residential first mortgage	46	51	55	54	52
Home equity	11	11	14	16	15
Other consumer	1	—	1	1	1
Total accruing 30-89 DPD	88	106	85	79	98
Total accruing and <90 DPD	1,141	1,036	1,010	1,023	1,051
Non-accrual or 90+ DPD:
Commercial	227	238	279	194	147
Investor real estate	2	4	5	9	19
Residential first mortgage	66	71	74	76	82
Home equity	14	15	17	17	18
Total non-accrual or 90+DPD	309	328	375	296	266
Total TDRs - Loans	$1,450	$1,364	$1,385	$1,319	$1,317
TDRs - Held For Sale	3	$7	3	6	8
Total TDRs	$1,453	$1,371	$1,388	$1,325	$1,325

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Total commercial TDRs	$593	$491	$520	$405	$361
Total investor real estate TDRs	110	113	95	129	141
Total consumer TDRs	747	760	770	785	815
Total TDRs - Loans	$1,450	$1,364	$1,385	$1,319	$1,317

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Assets:
Cash and due from banks	$1,873	$1,736	$1,853	$1,928	$1,867
Interest-bearing deposits in other banks	2,258	2,638	3,583	2,310	2,370
Federal funds sold and securities purchased under agreements to resell	—	—	15	—	—
Trading account securities	178	126	124	120	117
Securities held to maturity	1,754	1,777	1,362	1,431	1,646
Securities available for sale	23,608	23,521	23,781	23,859	23,494
Loans held for sale	573	512	718	571	551
Loans, net of unearned income	80,127	79,869	80,095	80,883	81,702
Allowance for loan losses	(1,041)	(1,061)	(1,091)	(1,126)	(1,151)
Net loans	79,086	78,808	79,004	79,757	80,551
Other earning assets	1,537	1,562	1,644	1,505	1,516
Premises and equipment, net	2,060	2,088	2,096	2,075	2,091
Interest receivable	313	308	319	305	312
Goodwill	4,904	4,904	4,904	4,882	4,882
Residential mortgage servicing rights at fair value (MSRs)	346	326	324	238	216
Other identifiable intangible assets	198	209	221	228	240
Other assets	5,969	6,030	6,020	5,968	6,359
Total assets	$124,657	$124,545	$125,968	$125,177	$126,212
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$37,119	$37,022	$36,046	$36,321	$34,982
Interest-bearing	60,974	62,402	62,989	62,968	62,263
Total deposits	98,093	99,424	99,035	99,289	97,245
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	600	—	—	—	2
Total short-term borrowings	600	—	—	—	2
Long-term borrowings	6,765	6,010	7,763	6,054	8,968
Total borrowed funds	7,365	6,010	7,763	6,054	8,970
Other liabilities	2,302	2,389	2,506	2,469	2,612
Total liabilities	107,760	107,823	109,304	107,812	108,827
Stockholders’ equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	12	12	13	13	13
Additional paid-in capital	16,828	16,959	17,092	17,339	17,539
Retained earnings	1,089	873	666	465	242
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(475)	(565)	(550)	105	148
Total stockholders’ equity	16,897	16,722	16,664	17,365	17,385
Total liabilities and stockholders’ equity	$124,657	$124,545	$125,968	$125,177	$126,212

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

End of Period Loans

	As of
						6/30/2017		6/30/2017
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	vs. 3/31/2017		vs. 6/30/2016
Commercial and industrial	$35,656	$35,227	$35,012	$35,388	$36,124	$429	1.2%	$(468)	(1.3)%
Commercial real estate mortgage—owner-occupied	6,445	6,658	6,867	7,007	7,193	(213)	(3.2)%	(748)	(10.4)%
Commercial real estate construction—owner-occupied	388	357	334	349	344	31	8.7%	44	12.8%
Total commercial	42,489	42,242	42,213	42,744	43,661	247	0.6%	(1,172)	(2.7)%
Commercial investor real estate mortgage	4,126	4,277	4,087	4,306	4,302	(151)	(3.5)%	(176)	(4.1)%
Commercial investor real estate construction	2,163	2,205	2,387	2,458	2,660	(42)	(1.9)%	(497)	(18.7)%
Total investor real estate	6,289	6,482	6,474	6,764	6,962	(193)	(3.0)%	(673)	(9.7)%
Total business	48,778	48,724	48,687	49,508	50,623	54	0.1%	(1,845)	(3.6)%
Residential first mortgage	13,765	13,565	13,440	13,402	13,164	200	1.5%	601	4.6%
Home equity—first lien	6,744	6,764	6,800	6,762	6,727	(20)	(0.3)%	17	0.3%
Home equity—second lien	3,675	3,769	3,887	3,987	4,105	(94)	(2.5)%	(430)	(10.5)%
Indirect—vehicles	2,147	2,108	2,087	2,086	2,116	39	1.9%	31	1.5%
Indirect—vehicles third-party	1,506	1,720	1,953	1,990	2,043	(214)	(12.4)%	(537)	(26.3)%
Indirect—other consumer	1,188	957	920	838	722	231	24.1%	466	64.5%
Consumer credit card	1,183	1,151	1,196	1,123	1,113	32	2.8%	70	6.3%
Other consumer	1,141	1,111	1,125	1,187	1,089	30	2.7%	52	4.8%
Total consumer	31,349	31,145	31,408	31,375	31,079	204	0.7%	270	0.9%
Total Loans	$80,127	$79,869	$80,095	$80,883	$81,702	$258	0.3%	$(1,575)	(1.9)%

End of Period Loan Portfolio Balances by Percentage

					As of
					6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Commercial and industrial					44.5%	44.1%	43.7%	43.8%	44.2%
Commercial real estate mortgage—owner-occupied					8.0%	8.3%	8.6%	8.7%	8.8%
Commercial real estate construction—owner-occupied					0.5%	0.4%	0.4%	0.4%	0.4%
Total commercial					53.0%	52.8%	52.7%	52.9%	53.4%
Commercial investor real estate mortgage					5.1%	5.4%	5.1%	5.3%	5.3%
Commercial investor real estate construction					2.7%	2.8%	3.0%	3.0%	3.3%
Total investor real estate					7.8%	8.2%	8.1%	8.3%	8.6%
Total business					60.8%	61.0%	60.8%	61.2%	62.0%
Residential first mortgage					17.2%	17.0%	16.8%	16.6%	16.1%
Home equity—first lien					8.4%	8.5%	8.5%	8.4%	8.2%
Home equity—second lien					4.6%	4.7%	4.8%	4.9%	5.0%
Indirect—vehicles					2.7%	2.6%	2.6%	2.6%	2.6%
Indirect—vehicles third-party					1.9%	2.2%	2.4%	2.4%	2.5%
Indirect—other consumer					1.5%	1.2%	1.2%	1.0%	0.9%
Consumer credit card					1.5%	1.4%	1.5%	1.4%	1.4%
Other consumer					1.4%	1.4%	1.4%	1.5%	1.3%
Total consumer					39.2%	39.0%	39.2%	38.8%	38.0%
Total Loans					100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	2Q17	1Q17	4Q16	3Q16	2Q16	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Commercial and industrial	$35,596	$35,330	$35,149	$35,733	$36,493	$266	0.8%	$(897)	(2.5)%
Commercial real estate mortgage—owner-occupied	6,562	6,793	6,963	7,106	7,311	(231)	(3.4)%	(749)	(10.2)%
Commercial real estate construction—owner-occupied	365	346	356	345	348	19	5.5%	17	4.9%
Total commercial	42,523	42,469	42,468	43,184	44,152	54	0.1%	(1,629)	(3.7)%
Commercial investor real estate mortgage	4,235	4,229	4,231	4,444	4,399	6	0.1%	(164)	(3.7)%
Commercial investor real estate construction	2,205	2,246	2,441	2,535	2,591	(41)	(1.8)%	(386)	(14.9)%
Total investor real estate	6,440	6,475	6,672	6,979	6,990	(35)	(0.5)%	(550)	(7.9)%
Total business	48,963	48,944	49,140	50,163	51,142	19	—%	(2,179)	(4.3)%
Residential first mortgage (1)	13,637	13,469	13,485	13,249	12,990	168	1.2%	647	5.0%
Home equity—first lien	6,757	6,789	6,790	6,751	6,727	(32)	(0.5)%	30	0.4%
Home equity—second lien	3,718	3,817	3,921	4,024	4,142	(99)	(2.6)%	(424)	(10.2)%
Indirect—vehicles	2,131	2,108	2,075	2,110	2,097	23	1.1%	34	1.6%
Indirect—vehicles third-party	1,611	1,835	2,021	2,003	2,052	(224)	(12.2)%	(441)	(21.5)%
Indirect—other consumer	1,001	937	889	779	686	64	6.8%	315	45.9%
Consumer credit card	1,164	1,166	1,146	1,110	1,066	(2)	(0.2)%	98	9.2%
Other consumer	1,128	1,113	1,122	1,094	1,058	15	1.3%	70	6.6%
Total consumer	31,147	31,234	31,449	31,120	30,818	(87)	(0.3)%	329	1.1%
Total Loans	$80,110	$80,178	$80,589	$81,283	$81,960	$(68)	(0.1)%	$(1,850)	(2.3)%

(1) 2017 average residential first mortgage balances reflect the impact of $171 million associated with the sale of affordable housing residential mortgage loans at the end of 2016.

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2017	2016	2Q17 vs. 2Q16
Commercial and industrial	$35,463	$36,298	$(835)	(2.3)%
Commercial real estate mortgage—owner-occupied	6,677	7,412	(735)	(9.9)%
Commercial real estate construction—owner-occupied	356	353	3	0.8%
Total commercial	42,496	44,063	(1,567)	(3.6)%
Commercial investor real estate mortgage	4,232	4,415	(183)	(4.1)%
Commercial investor real estate construction	2,226	2,591	(365)	(14.1)%
Total investor real estate	6,458	7,006	(548)	(7.8)%
Total business	48,954	51,069	(2,115)	(4.1)%
Residential first mortgage	13,554	12,909	645	5.0%
Home equity—first lien	6,773	6,746	27	0.4%
Home equity—second lien	3,767	4,166	(399)	(9.6)%
Indirect—vehicles	2,120	2,063	57	2.8%
Indirect—vehicles third-party	1,722	2,039	(317)	(15.5)%
Indirect—other consumer	969	642	327	50.9%
Consumer credit card	1,165	1,058	107	10.1%
Other consumer	1,120	1,043	77	7.4%
Total consumer	31,190	30,666	524	1.7%
Total Loans	$80,144	$81,735	$(1,591)	(1.9)%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

End of Period Deposits

	As of
						6/30/2017		6/30/2017
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	vs. 3/31/2017		vs. 6/30/2016
Customer Deposits
Interest-free deposits	$37,119	$37,022	$36,046	$36,321	$34,982	$97	0.3%	$2,137	6.1%
Interest-bearing checking	19,233	19,668	20,259	20,016	20,571	(435)	(2.2)%	(1,338)	(6.5)%
Savings	8,346	8,367	7,840	7,786	7,786	(21)	(0.3)%	560	7.2%
Money market—domestic	26,384	27,207	27,293	27,534	26,138	(823)	(3.0)%	246	0.9%
Money market—foreign	71	96	186	237	258	(25)	(26.0)%	(187)	(72.5)%
Low-cost deposits	91,153	92,360	91,624	91,894	89,735	(1,207)	(1.3)%	1,418	1.6%
Time deposits	6,940	7,064	7,183	7,366	7,286	(124)	(1.8)%	(346)	(4.7)%
Total Customer Deposits	98,093	99,424	98,807	99,260	97,021	(1,331)	(1.3)%	1,072	1.1%
Corporate Treasury Deposits
Time deposits	—	—	228	29	224	—	NM	(224)	(100.0)%
Total Deposits	$98,093	$99,424	$99,035	$99,289	$97,245	$(1,331)	(1.3)%	$848	0.9%

	As of
						6/30/2017		6/30/2017
($ amounts in millions)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	vs. 3/31/2017		vs. 6/30/2016
Consumer Bank Segment	$57,761	$58,083	$56,267	$56,184	$54,773	$(322)	(0.6)%	$2,988	5.5%
Corporate Bank Segment	27,715	27,836	28,280	28,356	27,743	(121)	(0.4)%	(28)	(0.1)%
Wealth Management Segment	9,568	10,169	10,438	10,622	10,863	(601)	(5.9)%	(1,295)	(11.9)%
Other	3,049	3,336	4,050	4,127	3,866	(287)	(8.6)%	(817)	(21.1)%
Total Deposits	$98,093	$99,424	$99,035	$99,289	$97,245	$(1,331)	(1.3)%	$848	0.9%

					As of
End of Period Deposits by Percentage					6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Customer Deposits
Interest-free deposits					37.8%	37.2%	36.4%	36.6%	36.0%
Interest-bearing checking					19.6%	19.8%	20.5%	20.2%	21.1%
Savings					8.5%	8.4%	7.9%	7.9%	8.0%
Money market—domestic					26.9%	27.4%	27.5%	27.7%	26.9%
Money market—foreign					0.1%	0.1%	0.2%	0.2%	0.3%
Low-cost deposits					92.9%	92.9%	92.5%	92.6%	92.3%
Time deposits					7.1%	7.1%	7.3%	7.4%	7.5%
Total Customer Deposits					100.0%	100.0%	99.8%	100.0%	99.8%
Corporate Treasury Deposits
Time deposits					—%	—%	0.2%	—%	0.2%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	2Q17	1Q17	4Q16	3Q16	2Q16	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Customer Deposits
Interest-free deposits	$36,141	$35,628	$36,158	$35,469	$35,020	$513	1.4%	$1,121	3.2%
Interest-bearing checking	19,272	19,915	19,769	20,267	20,760	(643)	(3.2)%	(1,488)	(7.2)%
Savings	8,359	8,050	7,811	7,779	7,794	309	3.8%	565	7.2%
Money market—domestic	26,630	27,083	27,039	26,701	26,331	(453)	(1.7)%	299	1.1%
Money market—foreign	82	143	215	273	254	(61)	(42.7)%	(172)	(67.7)%
Low-cost deposits	90,484	90,819	90,992	90,489	90,159	(335)	(0.4)%	325	0.4%
Time deposits	7,005	7,099	7,300	7,346	7,169	(94)	(1.3)%	(164)	(2.3)%
Total Customer Deposits	97,489	97,918	98,292	97,835	97,328	(429)	(0.4)%	161	0.2%
Corporate Treasury Deposits
Time deposits	—	49	205	101	169	(49)	(100.0)%	(169)	(100.0)%
Total Deposits	$97,489	$97,967	$98,497	$97,936	$97,497	$(478)	(0.5)%	$(8)	—%

	Average Balances
($ amounts in millions)	2Q17	1Q17	4Q16	3Q16	2Q16	2Q17 vs. 1Q17		2Q17 vs. 2Q16
Consumer Bank Segment	$57,133	$56,243	$55,638	$55,186	$54,703	$890	1.6%	$2,430	4.4%
Corporate Bank Segment	27,584	28,165	28,730	28,293	27,618	(581)	(2.1)%	(34)	(0.1)%
Wealth Management Segment	9,545	10,041	10,245	10,643	11,280	(496)	(4.9)%	(1,735)	(15.4)%
Other	3,227	3,518	3,884	3,814	3,896	(291)	(8.3)%	(669)	(17.2)%
Total Deposits	$97,489	$97,967	$98,497	$97,936	$97,497	$(478)	(0.5)%	$(8)	—%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2017	2016	2Q17 vs. 2Q16
Customer Deposits
Interest-free deposits	$35,886	$34,923	$963	2.8%
Interest-bearing checking	19,592	21,002	(1,410)	(6.7)%
Savings	8,205	7,642	563	7.4%
Money market—domestic	26,855	26,453	402	1.5%
Money market—foreign	113	250	(137)	(54.8)%
Low-cost deposits	90,651	90,270	381	0.4%
Time deposits	7,051	7,223	(172)	(2.4)%
Total Customer Deposits	97,702	97,493	209	0.2%
Corporate Treasury Deposits
Time deposits	24	130	(106)	(81.5)%
Total Deposits	$97,726	$97,623	$103	0.1%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2017	2016	2Q17 vs. 2Q16
Consumer Bank Segment	$56,690	$54,098	$2,592	4.8%
Corporate Bank Segment	27,873	27,612	261	0.9%
Wealth Management Segment	9,792	11,796	(2,004)	(17.0)%
Other	3,371	4,117	(746)	(18.1)%
Total Deposits	$97,726	$97,623	$103	0.1%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$16,897	$16,722	$16,664	$17,365	$17,385
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		5,102	5,113	5,125	5,110	5,122
Deferred tax liability related to intangibles (GAAP)		(156)	(156)	(155)	(160)	(163)
Tangible common stockholders’ equity (non-GAAP)	A	$11,131	$10,945	$10,874	$11,595	$11,606
Total assets (GAAP)		$124,657	$124,545	$125,968	$125,177	$126,212
Less:
Intangible assets (GAAP)		5,102	5,113	5,125	5,110	5,122
Deferred tax liability related to intangibles (GAAP)		(156)	(156)	(155)	(160)	(163)
Tangible assets (non-GAAP)	B	$119,711	$119,588	$120,998	$120,227	$121,253
Shares outstanding—end of quarter	C	1,199	1,205	1,215	1,236	1,259
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	9.30%	9.15%	8.99%	9.64%	9.57%
Tangible common book value per share (non-GAAP)	A/C	$9.28	$9.08	$8.95	$9.38	$9.22

		As of and for Quarter Ended
($ amounts in millions)		6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$16,897	$16,722	$16,664	$17,365	$17,385
Non-qualifying goodwill and intangibles		(4,932)	(4,943)	(4,955)	(4,936)	(4,946)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		421	510	489	(173)	(227)
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$11,566	$11,469	$11,378	$11,436	$11,392
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$102,545	$102,199	$102,975	$103,749	$105,199
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	11.3%	11.2%	11.1%	11.0%	10.8%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•
The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The success of our marketing efforts in attracting and retaining customers.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

•	The risks and uncertainties related to our acquisition and integration of other companies.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2017 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act.

•	The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Our ability to identify and address cyber-security risks such as data security breaches, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•
Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•	Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.
The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.